                                                                     EXHIBIT 4.4

                                                 Investor Name: ________________

                                   [AHPC LOGO]

                               AHPC HOLDINGS, INC.
                                 (NASDAQ: GLOV)

                             Up to 220,000 Shares of
                      Series A Convertible Preferred Stock

================================================================================

                             SUBSCRIPTION AGREEMENT

================================================================================

                               [LASALLE ST. LOGO]
                          LASALLE ST. SECURITIES, L.L.C.
                              223 West Lake Street
                                Chicago, IL 60606
                                 (312) 705-5000

                                 PLACEMENT AGENT

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[AHPC LOGO]

                             SUBSCRIPTION AGREEMENT

      THE SECURITIES ARE BEING OFFERED FOR SALE ONLY TO "ACCREDITED INVESTORS" AS THAT TERM IS DEFINED IN RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IN ORDER FOR THE COMPANY TO MAKE A DETERMINATION AS TO AN INVESTOR'S STATUS AS AN ACCREDITED INVESTOR, EACH INVESTOR IS REQUIRED TO MAKE CERTAIN REPRESENTATIONS AND WARRANTIES AND TO COMPLETE CERTAIN INFORMATION ALL OF WHICH IS CONTAINED IN THE PROSPECTIVE INVESTOR QUESTIONNAIRE.

      BY EXECUTING THE SIGNATURE PAGE INCLUDED HEREIN, EACH SUBSCRIBER ACKNOWLEDGES AND AGREES AS FOLLOWS:

      IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ENTITY ISSUING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED OR APPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT, THE SUBSCRIPTION DOCUMENTS, OR THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS AGREE THEY ARE ACQUIRING THE SHARES FOR INVESTMENT AND NOT WITH A VIEW TO RESALE OR DISTRIBUTION. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME, THE SHARES ARE SPECULATIVE INVESTMENTS WHICH INVOLVE A HIGH DEGREE OF RISK OF LOSS BY INVESTORS OF THEIR ENTIRE INVESTMENT. INVESTORS AGREE THEY HAVE NOT BEEN INDUCED TO INVEST BY ANY FORM OF GENERAL SOLICITATION OR GENERAL ADVERTISING.

FOR FLORIDA RESIDENTS ONLY:

PURCHASERS WHO ARE RESIDENTS OF FLORIDA MAY RESCIND THEIR PURCHASE OF INTERESTS, WITHOUT PENALTY, WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER (WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN FLORIDA).

      1. Purchase and Sale. AHPC Holdings, Inc., a Maryland corporation (the "Company"), has offered for sale, and the undersigned purchaser (the "Purchaser") hereby tenders this subscription and applies for the purchase of the number of shares of the Company's Series A Convertible Preferred Stock (the "Shares") set forth on the Signature Page at a purchase price equal to 80% of the closing price of AHPC's common stock (GLOV:NASDAQ) on the business day immediately preceding the Closing Date, but the offering price shall not be greater

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[AHPC LOGO]

than $3.00 and not less than $2.40 per Share (the "Offering Price"). The Closing Date shall be the date agreed upon by the Company and LaSalle St. Securities, LLC (the "Placement Agent") for the initial issuance of the Shares. The Company is offering to sell up to 220,000 Shares and a Purchaser must subscribe for a minimum of $50,000 of Shares, though the Company may accept a lower subscription in its sole discretion. All subscriptions will be rounded to the nearest whole Share, as no fractional Shares will be issued. The Shares shall be immediately convertible into the Company's common stock after the Closing Date in accordance with the terms of the Certificate of Designations and Preferences governing the Shares, as filed by the Company with the Maryland Secretary of State. Together with this Subscription Agreement, the Purchaser is delivering to the Company the full amount of the purchase price for the Shares (the "Purchase Price") subscribed for. This subscription may be rejected by the Company in its sole discretion, in whole or in part. THE SIGNATURE OF THE UNDERSIGNED ON THE SIGNATURE PAGE CONSTITUTES THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT.

      2. Amount and Method of Payment. Payment of the Purchase Price required to purchase the Shares subscribed for hereunder is being made by check payable to "LaSalle Bank National Association as Escrow Agent for AHPCH" or wire transfer to the Escrow Account in the amount of the Purchase Price for the undersigned's subscription, which represents payment in full for the subscribed Shares. If payment is to be made by wire transfer, the Purchaser shall contact the Placement Agent to obtain appropriate wire transfer instructions. If a subscription is rejected in whole or in part or if the Offering is terminated for any reason, the Purchaser's subscription shall be void and all funds received from the Purchaser shall be returned as soon as practicable to the Purchaser without any interest thereon, and without charge or deduction.

      3. Representations and Warranties of Purchaser. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

            (a) (i) The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state, by reason of their contemplated issuance in transactions exempt from the prospectus and delivery requirements of the Securities Act, and that the reliance on such exemption from registration is predicated in part on these representations and warranties of the Purchaser. The Purchaser acknowledges that pursuant to Section 6(b) hereof a restrictive legend consistent with the foregoing has been or will be placed on the certificates representing the Shares. The Purchaser understands that neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the investment or reviewed or confirmed the accuracy or determined the adequacy of any information furnished to the Purchaser in connection with the Offering.

               (ii) The Purchaser is acquiring the Shares solely for the account of the Purchaser, for investment purposes only, and not with a view toward the resale or distribution thereof. The Purchaser further agrees not to transfer the Shares in violation of the Securities Act or any applicable state securities law, and no one other than the Purchaser has any beneficial interest in the Shares;

               (iii) The Shares are and will be "restricted securities," as said term is defined in Rule 144 promulgated under the Act. The Shares shall remain "restricted securities" until conversion of the Shares to shares of common stock and the declaration

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[AHPC LOGO]

      of effectiveness by the SEC of a registration statement registering the underlying shares for resale under the Securities Act;

               (iv) The Purchaser agrees that he or she will not sell or otherwise dispose of any of the Shares unless such sale or other disposition has been registered under the Securities Act, or in the opinion of counsel is exempt from registration under the Act or applicable state securities laws. The Purchaser may not sell, transfer, or otherwise dispose of the Shares except in compliance with the applicable rules of the SEC;

               (v) The Purchaser is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D promulgated under the Act; and

               (vi) The Purchaser is not an officer, director or "affiliate" (as that term is defined in Rule 405 promulgated under the Act) of the Company.

               (vii) The Purchaser acknowledges that the Purchaser has received no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) and that no public solicitation or advertisement with respect to the offering of the Interests has been made to the Purchaser.

               (viii) The Purchaser understands and acknowledges that the Company will seek to comply at all time with applicable anti-money laundering and trade sanction laws, rules and regulations and that it is the Company's policy to cooperate fully with law enforcement agencies. To assist the Company in its efforts to comply with applicable anti-money laundering and trade sanction laws, rules and regulations, the Purchaser represents that none of the amounts invested hereunder are derived from or related to any activity that is deemed criminal under United States laws, rules and regulations. The Purchaser understands and agrees that the Company may undertake any actions that the Company deems necessary or appropriate to ensure compliance with applicable laws, rules and regulations, in the event that the foregoing representation is incorrect or in the event that, for any other reason, the Purchaser's investment in the Company violates any law, rule or regulation. The Purchaser also understands and agrees that the Company may release confidential information about the Purchaser and, if applicable, any of its underlying beneficial owners, to law enforcement agencies to the extent necessary to ensure compliance will all applicable laws, rules and regulations. The Purchaser agrees that upon demand, it will (a) disclose to the Company in writing such information with respect to direct or indirect ownership of the Securities and the source of funds as the Company deems necessary to comply with (i) provisions of the Internal Revenue Code of 1986 applicable to the Company, (ii) statutory and other generally accepted principles relating to anti-money laundering and anti-terrorist groups (including, without limitation, any requirements imposed by the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the rules and regulations thereunder) or (iii) the requirements of any other appropriate domestic or foreign authority and (b) promptly furnish such further information, and execute and deliver such documents, as reasonably may be required in the determination of the Company to comply with, or to conform compliance with, any applicable laws, rules or regulations or other obligations of the Company.

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           (b) (i) The Purchaser has received and carefully reviewed the
      Company's subscription document (the "Subscription Document") dated January 12, 2005, and as may be further amended or supplemented from time to time;

               (ii) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering and to verify the accuracy of any representation or information set forth in the Subscription Document, and all such questions, if any, have been answered to the full satisfaction of the Purchaser;

               (iii) The Purchaser has received from the Company, and has reviewed, such information, which the Purchaser considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, including without limitation, those disclosed in the Subscription Document as well as the Company's most recent annual and quarterly reports which are attached to this Subscription Document. The Purchaser acknowledges that this risk factor information set forth in each document is specifically incorporated herein by reference and forms an integral part of this Subscription Agreement;

               (iv) The Purchaser has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Shares and acknowledges that an investment in the Shares entails a number of very significant risks and funds should only be invested if the Purchaser is able to withstand the total loss of his or her investment;

               (v) Except as set forth in this Subscription Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company. The Purchaser has relied solely on the representations, warranties, covenants and agreements of the Company in the Subscription Document (including the Company's SEC filings) and on the Purchaser's examination and independent investigation in making its decision to acquire the Shares;

               (vi) The Purchaser understands that the Shares are being offered and sold expressly conditioned upon the satisfaction of specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein and in the related investor questionnaire in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. The Purchaser acknowledges that it is solely the Purchaser's responsibility to satisfy itself as to the full observance by this Offering and the sale of the Shares to Purchaser of the laws of any jurisdiction outside of the United States and Purchaser has done so and that his or its state or country of residence is set forth in such investor questionnaire;

               (vii) If an individual, the Purchaser is over 21 years old and is legally competent to execute this Subscription Agreement; if an entity, the Purchaser is duly authorized to invest in the Shares, and the individual signing this Subscription Agreement has been duly authorized by the Purchaser to do so;

[AHPC LOGO]

               (viii) The Purchaser has full power and authority to execute and deliver this Subscription Agreement and to perform the Purchaser's obligations hereunder, and this Subscription Agreement is a legally binding obligation of the Purchaser enforceable against Purchaser in accordance with its terms; and

            (c) All the information furnished to the Company by the undersigned, or which is set forth herein, is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information, the Purchaser will immediately furnish such revised or corrected information to the Company. Unless the Company receives written notice to the contrary from the Purchaser prior to the Company's acceptance of this subscription, the Company shall be entitled to assume that the preceding is accurate in all respects on the date of the Closing ("Closing Date").

      4. Binding Effect. The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of the Signature Page where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid. Upon acceptance by the Company and receipt of the Purchase Price, the Company will issue the Shares to the Purchaser.

      5. Acceptance in Part. The Purchaser understands that the Company may, in its sole discretion, reject this subscription in whole or in part and reduce this subscription in any amount and to any extent.

      6. Identification Program. To comply with the Company's responsibilities under applicable anti-money laundering and trade sanction laws and regulations, before engaging in a transaction with a prospective investor, the Company may request certain information and documentation from the prospective investor in order to (a) confirm the identity of such investor (and such investor's beneficial owners or control persons, if any) and (b) ascertain whether applicable anti-money laundering or trade sanction laws, rules or regulations prohibits the Company from engaging in the proposed transaction with such investor. Among other things, the Company may check lists maintained by governmental agencies, including the Department of the Treasury's Office of Foreign Assets Control ("OFAC"), to determine whether the prospective investor (or such investor's beneficial owners or control persons, if any) appear on such lists. Depending on the circumstances, applicable law, rules or regulations may require or allow the Company to provide certain information (e.g., currency transaction reports, suspicious activity reports, etc.) to governmental agencies.

      7. Restrictive Legend and Stop-Transfer Instructions.

            (a) The Purchaser shall comply with all of the following restrictions prior to reselling any of the Shares, except at such a time as the Shares have been converted to shares of AHPC common stock and the SEC has declared effective a registration statement registering the underlying shares for resale under the Securities Act:

               (i) The Purchaser shall notify the Company about any proposed resale which notice must be received by the Company at least five business days prior to such resale;

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[AHPC LOGO]

               (ii) All offers or sales of such securities by the Purchaser in the United States or to U.S. persons may only be made pursuant to an effective registration filed under the Securities Act or by an exemption from registration under the Securities Act and in compliance with all applicable state securities laws; and

               (iii) If requested by the Company, the Purchaser shall provide a satisfactory opinion from legal counsel that the Purchaser's resale complies with this section.

               (iv) Any certificate or certificates representing the Shares shall bear an appropriate legend evidencing the preceding restrictions.

      8. Indemnification

            (a) The Purchaser agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including, but not limited to, any and all expenses reasonably incurred in investigating or defending against any litigation commenced or threatened or any claim whatsoever) which it may sustain or incur in connection with the breach by the Purchaser of any representation, warranty or covenant made by it herein or in any other document furnished by the undersigned to the Company in connection with the undersigned's investment in the Shares.

            (b) The Company agrees to indemnify the Purchaser and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including, but not limited to, any and all expenses reasonably incurred in investigating or defending against any litigation commenced or threatened or any claim whatsoever) which it may sustain or incur in connection with the breach by the Company of any representation, warranty or covenant made by it herein.

      9. Confidentiality. The Purchaser acknowledges and agrees that all information relating to the Company and this subscription, including, but not limited to, the information contained in this Subscription Document, shall be kept confidential by the Purchaser, except as otherwise required by law or made public other than by or through the undersigned.

      10. Nontransferability. Neither this Subscription Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser.

      11. Amendment; Entire Agreement; Governing Law. This Subscription Agreement (i) may only be modified by a written instrument executed by the Purchaser and the Company, (ii) together with the Investor Questionnaire and Signature Page, sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings between or among the parties with respect to the subject matter hereof, (iii) shall be governed by the laws of the State of Illinois applicable to contracts made and to be wholly performed therein, and (iv) shall inure to the benefit of, and be binding upon, the Company and the Purchaser and their respective heirs, legal representatives, successors and assigns. In the event of any dispute with respect to the subject matter of this Agreement or otherwise directly or indirectly related to Purchaser's purchase of Shares, involving Purchaser, on the one hand, and the Company and/or the Placement Agent, on the other hand, such dispute shall be conducted by arbitration in Cook County, Illinois, in accordance with the rules of the

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American Arbitration Association ("AAA") and determined by an AAA arbitrator selected in accordance with the AAA rules, with each party to bear his, her or its respective costs and fees in such proceeding and with the complainant, on the one hand, and defendant(s), on the other hand, to bear equally the cost of the AAA arbitration.

      12. Certain Disclosures. The Company may present this Subscription Agreement to such parties as it deems advisable if compelled by law or called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.

      13. Power of Attorney. By counterpart execution of this Agreement, the undersigned irrevocably grants to each of Alan Zeffer, Deborah Bills and any other executive officer of the Company, an irrevocable power of attorney to execute in the name, place and stead of the undersigned the form of Registration Rights Agreement (attached as an exhibit to the Subscription Documents for the Shares) and any and all amendments thereto as are approved by the purchasers of a majority of the Shares, and further to complete in the name, place and stead of the undersigned any blanks to this Subscription Agreement and the Purchaser Questionnaire regarding this investment, as well as to initial any blanks not initialed by the undersigned.

      14. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and fax numbers (or to such other addresses or fax numbers which such party shall subsequently designate in writing to the other party):

      IF TO COMPANY, TO:              AHPC Holdings, Inc.
                                      500 Park Boulevard - Suite 1260
                                      Itasca, IL 60143
                                      Facsimile: (630) 285-9289

      IF TO PURCHASER, TO:            Purchaser at the address set forth on the
                                      investor questionnaire accompanying this
                                      Subscription Agreement

                                      WITH A COPY TO:

                                      LaSalle St. Securities, LLC
                                      223 West Lake Street
                                      Chicago, IL 60606
                                      Attention: Michael Grady
                                      Facsimile: (312) 705-3000

Either party may change its address for delivery of notice by providing notice of such change to the other party.

      15. Pronouns. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

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      THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND
MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                                       8

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[AHPC LOGO]

                               AHPC HOLDINGS, INC.
                     COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this _____ day of ________________, 2005.

Total Investment: $ _______________________

______________________________________     _____________________________________
      (Signature of Subscriber)                (Signature of Co-Subscriber)

______________________________________     _____________________________________
    (Printed Name of Subscriber)              (Printed Name of Co-Subscriber)

______________________________________     _____________________________________

______________________________________     _____________________________________
             (Address)                                 (Address)

______________________________________     _____________________________________
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

  Accepted this ____ day of _____________________, 2005, at Itasca, Illinois.

Investment   $             Investment    $            Shares Allocated:
Accepted:                  Refunded:

                                         AHPC HOLDINGS, INC.

                                         By: ___________________________________

                                         Its: __________________________________

[AHPC LOGO]

                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 31 day of January, 2005.

Total Investment: $ 100,000.00

/s/ Robert T. Geras
---------------------------------------   ______________________________________
     (Signature of Subscriber)                (Signature of Co-Subscriber)

         Robert T. Geras
---------------------------------------   ______________________________________
    (Printed Name of Subscriber)             (Printed Name of Co-Subscriber)

        55 E. Ene, Apt 2905
---------------------------------------   ______________________________________

         Chicago, IL 60611
---------------------------------------   ______________________________________
               (Address)                                (Address)

             ###-##-####
---------------------------------------   ______________________________________
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment                Investment              Shares Allocated:
Accepted:     $ 99,996    Refunded:     $ 0.00         38,460

                                            AHPC HOLDINGS, INC.

                                            By: /s/ Allan E. Zeffer
                                                --------------------------------
                                            Its: CEO

                                        9

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                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 24 day of January, 2005.

Total Investment: $ 75,000.00

/s/ Thomas E. Horvath                    /s/ Vicke (Ann Victoria) Horvatih
---------------------------------------  ---------------------------------------
      (Signature of Subscriber)               (Signature of Co-Subscriber)

          THOMAS E. HORVATH                 VICKE (ANN VICTORIA) HORVATIH
---------------------------------------  ---------------------------------------
     (Printed Name of Subscriber)           (Printed Name of Co-Subscriber)

          153 E. 153rd St.                         153 E. 153rd St.
---------------------------------------  ---------------------------------------

         Grown Point In 46307                    Grown Point In 46307
---------------------------------------  ---------------------------------------
               (Address)                                (Address)

              ###-##-####                             ###-##-####
---------------------------------------  ---------------------------------------
(Social Security/Taxpayer I.D. Number)   (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment                  Investment                Shares Allocated:
Accepted:     $74,999.60    Refunded:     $ 0 = 40         28,846

                                          AHPC HOLDINGS, INC.

                                          By: /s/ Allan E. Zeffer
                                              ----------------------------------
                                          Its: CEO

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                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 31st day of January, 2005.

Total Investment: $ 100,000.00

/s/ Patrick Moughan                       /s/ Patricia Moughan
---------------------------------------   --------------------------------------
    (Signature of Subscriber)                 (Signature of Co-Subscriber)

         Patrick Moughan                             Patricia Moughan
---------------------------------------   --------------------------------------
    (Printed Name of Subscriber)             (Printed Name of Co-Subscriber)

             5 Brooke Lane                           5 Brooke Lane
---------------------------------------   --------------------------------------

       S. Barrington, IL 60010                   S. Barrington, IL 60010
---------------------------------------   --------------------------------------
               (Address)                                (Address)

              ###-##-####                              ###-##-####
---------------------------------------   --------------------------------------
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment    $ 97,016.40.00    Investment    $ 0.00    Shares Allocated:
Accepted:                       Refunded:                    37,314

                                              AHPC HOLDINGS, INC.

                                              By: /s/ Allan E. Zeffer
                                                  ------------------------------
                                              Its: CEO

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                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 25 day of January, 2005.

Total Investment: $ 50,000.00

/s/ John D. Noreross
---------------------------------------  _______________________________________
(Signature of Subscriber)                     (Signature of Co-Subscriber)

           JOHN D. NOREROSS
---------------------------------------  _______________________________________
      (Printed Name of Subscriber)          (Printed Name of Co-Subscriber)

         2 N La Salle # 2000
---------------------------------------  _______________________________________

          Chicago DL 60602
---------------------------------------  _______________________________________
               (Address)                                (Address)

              ###-##-####
---------------------------------------  _______________________________________
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment   $ 49,998.00   Investment   $ 2.00   Shares Allocated:
Accepted:                  Refunded:                  19,230

                                              AHPC HOLDINGS, INC.

                                              By: /s/ Allan E. Zeffer
                                                  ------------------------------
                                              Its: CEO

[AHPC LOGO]

                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 25th day of January, 2005.

Total Investment: $ 50,000

/s/ Mary Ann Beatty           Custodian  /s/ Minor
---------------------------------------  ---------------------------------------
      (Signature of Subscriber)              (Signature of Co-Subscriber)

           Mary Ann Beatty                           Graham Beatty
---------------------------------------  ---------------------------------------
     (Printed Name of Subscriber)            (Printed Name of Co-Subscriber)

       23815 Barn swallow Lane                 23815 Barn swallow Lane
---------------------------------------  ---------------------------------------

          Wauconda IC 60084                         Wauconda IC 60084
---------------------------------------  ---------------------------------------
               (Address)                                (Address)

             ###-##-####                              ###-##-####
---------------------------------------  ---------------------------------------
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment    $ 49,998.00    Investment    $ 2.00    Shares Allocated:
Accepted:                    Refunded:                    19,230

                                                 AHPC HOLDINGS, INC.

                                                 By: /s/ Allan E. Zeffer
                                                     ---------------------------
                                                 Its: CEO

[AHPC LOGO]

                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 25 day of January, 2005.

Total Investment: $ 50,000.00

/s/ Mary Ann Beatty                                      Minor
---------------------------------------  ---------------------------------------
      (Signature of Subscriber)

           Mary Ann Beatty                           Kendall Beatty
---------------------------------------  ---------------------------------------
     (Printed Name of Subscriber)            (Printed Name of Co-Subscriber)

        23815 Barn swallow Lane                  23815 Barn swallow Lane
---------------------------------------  ---------------------------------------

         Wauconda IC 60084                          Wauconda IC 60084
---------------------------------------  ---------------------------------------
               (Address)                                (Address)

             ###-##-####                              ###-##-####
---------------------------------------  ---------------------------------------
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment    $ 49,998.00    Investment    $ 2.00    Shares Allocated:
Accepted:                    Refunded:                    19,230

                                                 AHPC HOLDINGS, INC.

                                                 By: /s/ Allan E. Zeffer
                                                     ---------------------------
                                                 Its: CEO

[AHPC LOGO]

                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 25th day of January, 2005.

Total Investment: $ 50,000.00

/s/ Maareen Beatty                       /s/ Mary Ann Beatty
---------------------------------------  ---------------------------------------
     (Signature of Subscriber)               (Signature of Co-Subscriber)

           Maareen Beatty                          Mary Ann Beatty
---------------------------------------  ---------------------------------------
     (Printed Name of Subscriber)           (Printed Name of Co-Subscriber)

       23815 Barn swallow Lane                     6309, Mure Ha Ave
---------------------------------------  ---------------------------------------

          Wauconda IC 60084                          Van Nuy C.A.
---------------------------------------  ---------------------------------------
               (Address)                                (Address)

              ###-##-####                               ###-##-####
---------------------------------------  ---------------------------------------
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment    $ 49,998.00    Investment    $ 2.00    Shares Allocated:
Accepted:                    Refunded:                    19,230

                                                 AHPC HOLDINGS, INC.

                                                 By: /s/ Allan E. Zeffer
                                                     ---------------------------
                                                 Its: CEO

[AHPC LOGO]

                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 25th day of January, 2005.

Total Investment: $ 50,000.00

/s/ Blaire Beatty                        /s/ Mary Ann Beatty
---------------------------------------  ---------------------------------------
     (Signature of Subscriber)                (Signature of Co-Subscriber)

             Blaire Beatty                        Mary Ann Beatty
---------------------------------------  ---------------------------------------
     (Printed Name of Subscriber)           (Printed Name of Co-Subscriber)

        23815 Barn swallow Lane                  23815 Barn swallow Lane
---------------------------------------  ---------------------------------------

        Wauconda IC 60084                          Wauconda IC 60084
---------------------------------------  ---------------------------------------
               (Address)                                (Address)

              ###-##-####                              ###-##-####
---------------------------------------  ---------------------------------------
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment    $ 49,998.00    Investment    $ 2.00    Shares Allocated:
Accepted:                    Refunded:                    19,230

                                                 AHPC HOLDINGS, INC.

                                                 By: /s/ Allan E. Zeffer
                                                     ---------------------------
                                                 Its: CEO

[AHPC LOGO]

                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 31 day of January, 2005.

Total Investment: $ Approx 25,000

/s/ Matthew F. Tomaszewski               /s/ Joy A. Tomaszewski
---------------------------------------  ---------------------------------------
      (Signature of Subscriber)              (Signature of Co-Subscriber)

      Matthew F. Tomaszewski                       Joy A. Tomaszewski
---------------------------------------  ---------------------------------------
     (Printed Name of Subscriber)           (Printed Name of Co-Subscriber)

        24857 W. Pine Cone Ln.                    24857 W. Pine Cone Ln.
---------------------------------------  ---------------------------------------

        Planfield IL 60544                         Planfield IL 60544
---------------------------------------  ---------------------------------------
               (Address)                                (Address)

              ###-##-####                              ###-##-####
---------------------------------------  ---------------------------------------
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment    $ 24,999.00    Investment    $ 0.00    Shares Allocated:
Accepted:                    Refunded:                     9,615

                                                 AHPC HOLDINGS, INC.

                                                 By: /s/ Allan E. Zeffer
                                                     ---------------------------
                                                 Its: CEO

[AHPC LOGO]

                               AHPC HOLDINGS, INC.
                    COMBINED COUNTERPART SIGNATURE PAGE FOR
                     SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

      The undersigned hereby subscribes for the number of Shares of Series A Convertible Preferred Stock purchasable for the "Total Investment" amount set forth below and acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

EXECUTED this 28th day of January, 2005.

Total Investment: $ 25,000.00 Approx

/s/ Joe Howard
---------------------------------------  _______________________________________
     (Signature of Subscriber)                (Signature of Co-Subscriber)

           Joe Howard
---------------------------------------  _______________________________________
    (Printed Name of Subscriber)            (Printed Name of Co-Subscriber)

      2040, PARK FOREST BLUP
---------------------------------------  _______________________________________

         MOUNT DORA. FL. 32757
---------------------------------------  _______________________________________
               (Address)                                (Address)

              ###-##-####
---------------------------------------  _______________________________________
(Social Security/Taxpayer I.D. Number)    (Social Security/Taxpayer I.D. Number)

                                   ACCEPTANCE

            Accepted this 1 day of Feb, 2005, at Itasca, Illinois.

Investment    $ 24,999.00    Investment    $ 0.00    Shares Allocated:
Accepted:                    Refunded:                     9,615

                                                 AHPC HOLDINGS, INC.

                                                 By: /s/ Allan E. Zeffer
                                                     ---------------------------
                                                 Its: CEO

                                        9